                                                                     EXHIBIT 4.1

[LOGO]     NUMBER                  [LOGO]                    SHARES    [LOGO]
           ------                                            ------
        FCST

            COMMON STOCK                               COMMON STOCK

                                    FLYCAST
                                    NETWORK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                  CUSIP  344067 10 3
                                       SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                                       STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                       PRIVILEGES AND RESTRICTIONS ON SHARES.

THIS CERTIFIES THAT

IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                      PAR VALUE OF $.0001 PER SHARE, OF

                      FLYCAST COMMUNICATIONS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:


                /s/ RALPH HARMS                       /s/ GEORGE GARRICK
        CHIEF FINANCIAL OFFICER AND ASSISTANT    CHAIRMAN, C.E.O., AND PRESIDENT
           SECRETARY

Countersigned and Registered:
     U.S. STOCK TRANSFER CORPORATION
               Transfer Agent and Registrar
By:

                       Authorized Signature

                      FLYCAST COMMUNICATIONS CORPORATION

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be considered as though they were written out in full according to applicable laws of regulations:

     TEN COM - as tenants in common                    UNIF GIFT MIN ACT - ------------ Custodian --------------
     TEN ENT - as tenants by the entities                                     (Cust)                 (Minor)
     JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
               survivorship and not as tenants                              Act --------------------------------
               in common                                                                    (State)
                                                       UNIF TRF MIN ACT  - _________ Custodian (unit age ______)
                                                                             (Cust)
                                                                           ------------ under Uniform Transfers
                                                                             (Minor)
                                                                           to Minor Act ------------------------
                                                                                                 (State)

      Additional abbreviations may also be used though not in the above text.

     FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

                                          _____________________________________
                                          THE SIGNATURE TO THE ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                 NOTICE:  UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.